SUPPLEMENT TO THE PROSPECTUS

                          Templeton International Fund
                          Prospectus dated May 1, 1996
                      (as supplemented September 15, 1996)

                         Templeton Asset Allocation Fund
                              Templeton Stock Fund
                          Prospectus dated May 1, 1996

At a special meeting held on February 10, 1997, the shareholders of the Templeton International Fund, Templeton Stock Fund and Templeton Asset Allocation Fund (the "Funds") respectively, approved new investment management agreements (the "New Agreement") between each Fund and its investment manager, Templeton Investment Counsel, Inc. ("TICI The New Agreements provide for an increase in the rate of the investment management fee payable by each Fund to TICI as follows: Templeton International Fund and Templeton Stock Fund, 0.75% up to $200 million, 0.675% up to $1.3 billion, and 0.60% over $1.3 billion; and Templeton Asset Allocation Fund, .65% up to $200 million, .585% up to $1.3 billion, and .52% over $1.3 billion (based on average daily net assets of each Fund).

The New Agreements would be effective on May 1, 1997.

ANY INVESTMENTS IN THE FUNDS PRIOR TO MAY 1, 1997 WILL BE AFFECTED AFTER MAY 1, 1997 BY THE INCREASED INVESTMENT ADVISORY.



February 11, 1997                                        TIP STKR 2/97